UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2013

BLUE CALYPSO, INC.

 (Exact Name of Small Business Issuer as Specified in Its Charter)

Delaware State or other jurisdiction of incorporation)	000-53981 (Commission File Number)	20-8610073 (IRS Employer Identification Number)

19111 North Dallas Parkway Suite 200 Dallas, TX (Address of principal executive offices)	75287 (Zip Code)

Registrant’s telephone number, including area code:  (972) 695-4776

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On July 31, 2013, Blue Calypso, Inc. (the “Company”), after review and recommendation of the Company’s Audit Committee, appointed Marcum LLP (“Marcum”) as the Company’s new  independent registered public accounting firm for and with respect to the year ending December 31, 2013, and dismissed Montgomery Coscia Greilich LLP (“MCG”) from that role.

The reports of MCG on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph indicating that there is a substantial doubt about the Company’s ability to continue as a going concern.

During the Company's two most recent fiscal years and through the date of this report, there were: (i) no disagreements with MCG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MCG, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except certain material weaknesses in the Company’s internal control over financial reporting, as discussed in the Form 10-K for the year ended December 31, 2012.

The Company has provided MCG with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested MCG to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of MCG's letter, dated July 31, 2013, is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s engagement of Marcum, the Company did not consult with Marcum regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by Marcum that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.  The following exhibit is furnished with this Current Report on Form 8-K:

No.

Description

16.1

Letter dated July 31, 2013 addressed to the Securities and Exchange Commission from Montgomery Coscia Greilich LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Dated: August 5, 2013

/s/ William Ogle

William Ogle

Chief Executive Officer